UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2021

FS KKR Capital Corp. II

(Exact name of Registrant as specified in its charter)

Maryland	814-00926	80-0741103
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FSKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 16, 2021, FS KKR Capital Corp., a Maryland corporation (“FSK”), completed its previously announced merger with FS KKR Capital Corp. II, a Maryland corporation (“FSKR,” and together with FSK, the “Funds”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 23, 2020, by and among FSK, FSKR, Rocky Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of FSK (“Merger Sub”), and FS/KKR Advisor, LLC (the “Advisor”).

Pursuant to the Merger Agreement, Merger Sub was first merged with and into FSKR, with FSKR continuing as the surviving company (the “First Merger”), and, immediately following the First Merger, FSKR was then merged with and into FSK, with FSK as the surviving company (together with the First Merger, the “Merger”).

In the Merger, each share of FSKR common stock issued and outstanding immediately prior to the effective time of the First Merger was converted into 0.9498 shares of FSK common stock. The exchange ratio was determined based on the net asset value per share of FSKR common stock, divided by the net asset value per share of FSK common stock (determined, in each case, no earlier than 48 hours (excluding Sundays and holidays) prior to the closing date of the Merger). As a result of the Merger, FSK issued an aggregate of approximately 161,374,027 shares of FSK common stock to former FSKR stockholders. As part of the closing of the Merger, FSK will not be paying cash in lieu of fractional shares.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed by FSKR as Exhibit 2.1 to its Current Report on Form 8-K filed on November 24, 2020 and is incorporated into this Current Report on Form 8-K by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 2.01 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

As a result of the First Merger, a change in control of FSKR occurred. The information contained in Item 2.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the effective time of the First Merger, (i) each of the named executive officers and directors of FSKR ceased to be named executive officers and directors of FSKR and (ii) the directors and officers of Merger Sub as of immediately prior to the effective time of the First Merger became the directors and officers of FSKR.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the First Merger, the certificate of incorporation of FSKR was amended and restated to be substantially in the form of the certificate of incorporation of Merger Sub prior to the First Merger, and the bylaws of Merger Sub, as in effect immediately prior to the effective time of the First Merger, became the bylaws of FKSR (as the surviving corporation in the First Merger). The amended and restated certificate of incorporation and bylaws of FSKR (as the surviving corporation in the First Merger), each as in effect immediately following the effective time of the First Merger, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated into this Current Report on Form 8-K by reference.

Item 7.01 Regulation FD.

On June 16, 2021, the Advisor issued a press release announcing, among other things, the closing of the Merger. The press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Funds. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in a Fund’s operating area, the price at which shares of FSK’s common stock trade on the New York Stock Exchange, unexpected costs, charges or expenses resulting from the business combination transaction involving the Funds and failure to realize the anticipated benefits of the business combination transaction involving the Funds. Some of these factors are enumerated in the filings the Funds made with the U.S. Securities and Exchange Commission, including the Funds’ joint proxy statement/prospectus, as amended. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 23, 2020, by and among FS KKR Capital Corp., FS KKR Capital Corp. II, Rocky Merger Sub, Inc., and FS/KKR Advisor, LLC (incorporated by reference to Exhibit 2.1 to FSKR’s Current Report on Form 8-K filed on November 24, 2020).

3.1	Amended Charter of FS KKR Capital Corp. II.

3.2	Sixth Amended and Restated Bylaws of FS KKR Capital Corp. II.

99.1	Press Release, dated June 16, 2021 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR Capital Corp. II

Date: June 16, 2021	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary